UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2006

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

We are filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report in the Registration Statement on Form S-3 that we intend to file on February 10, 2006.

Creation of New Reportable Segment

As previously reported, beginning in fiscal 2006, we reorganized the geographic segments by which we manage our business, by adding a fifth segment and including in that segment geographic areas previously included in two of our existing segments. Pursuant to guidance provided by the Securities and Exchange Commission, we have recast in Exhibit 99.1 filed with this Current Report on Form 8-K the following items that were contained in our Annual Report on Form 10-K for the year ended July 30, 2005 (“Annual Report on Form 10-K”), to reflect this change in reportable segments: Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data.” In addition to reporting the change in segments, we have also recast our presentation of sales by product to reclassify net sales for groups of similar products to conform to the presentation of certain advanced technology product revenue effective in the second quarter of fiscal 2006. The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with the change in our reportable segments. There is no change to our previously reported consolidated operating results, financial condition or cash flows. The changes to Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” are to refer to the new geographic segments that we adopted in fiscal 2006, to report net sales, net product sales and gross margin for our reportable segments in these new segments and to discuss these matters consistently with this presentation.

In Item 1, “Business” of our Annual Report on Form 10-K we refer, in the first paragraph of the subsection entitled “General”, to our having operated in four geographic segments and to the fact that our reportable segments will change in fiscal 2006 to the segments described there. We are now operating in the reportable segments that we indicated would become effective in fiscal 2006.

Recent Operating Results

We are also filing with this Current Report on Form 8-K as Exhibit 99.2 the following unaudited financial information which was previously included in our Press Release issued on February 7, 2006: our Consolidated Statements of Operations for the three and six month periods ended January 28, 2006 and January 29, 2005, our Consolidated Balance Sheets as of January 28, 2006 and July 30, 2005, and our Consolidated Statements of Cash Flows for the six month periods ended January 28, 2006 and January 29, 2005.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Cisco Systems, Inc., as of July 30, 2005 and July 31, 2004 and for each of the three years in the period ended July 30, 2005, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm dated September 16, 2005, except as to Note 3 and Note 12 which is as of February 10, 2006.

99.2	Cisco Systems, Inc. Unaudited Consolidated Statements of Operations for the three and six month periods ended January 28, 2006 and January 29, 2005, Unaudited Consolidated Balance Sheets as of January 28, 2006 and July 30, 2005, and Unaudited Consolidated Statements of Cash Flows for the six month periods ended January 28, 2006 and January 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: February 10, 2006	By:	/S/ DENNIS D. POWELL
	Name:	Dennis D. Powell
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Cisco Systems, Inc., as of July 30, 2005 and July 31, 2004 and for each of the three years in the period ended July 30, 2005, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm dated September 16, 2005, except as to Note 3 and Note 12 which is as of February 10, 2006.

99.2	Cisco Systems, Inc. Unaudited Consolidated Statements of Operations for the three and six month periods ended January 28, 2006 and January 29, 2005, Unaudited Consolidated Balance Sheets as of January 28, 2006 and July 30, 2005, and Unaudited Consolidated Statements of Cash Flows for the six month periods ended January 28, 2006 and January 29, 2005.